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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K
                                    CURRENT REPORT



        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported)   JANUARY 12, 1998
                                                        ---------------------


                           PROGENICS PHARMACEUTICALS, INC.
              ---------------------------------------------------------
                (Exact name of registrant as specified in its charter)



         Delaware                    000-23143               13-3379479
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)        Identification No.)


            777 OLD SAW MILL RIVER ROAD, TARRYTOWN, NEW YORK       10591
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code   (914) 789-2800
                                                   ---------------------



                   ------------------------------------------------
            (Former name or former address, if changed since last report.)

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Item 5. Other Events.

          On January 12, 1998, the Company announced that it and the Roche Group had entered into a collaboration to discover and develop novel human immuno-deficiency virus ("HIV") therapeutics which target the recently identified fusion co-receptors of the virus. Under the terms of the collaboration, Roche has received from Progenics an exclusive world-wide license to its HIV co-receptor technology. Roche will provide to Progenics up-front and milestone payments, research funding for up to three years, as well as royalty payments on the sale of any products commercialized as a result of the collaboration.

Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits

          *10.32    Heads of Agreement, effective as of December 23, 1997, among
                    F. Hoffmann-LaRoche Ltd., Hoffmann-LaRoche Inc. and Progenics Pharmaceuticals, Inc.

____________________

*  Confidential treatment requested.


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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PROGENICS PHARMACEUTICALS, INC.


                         By  /S/ ROBERT A. MCKINNEY
                           ---------------------------------------
                              Robert A. McKinney
                              Vice President-Finance and Operations
                              (Principal financial and accounting officer)

Date  FEBRUARY 6, 1998
     -----------------------
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                                    EXHIBIT INDEX

     *10.32 Heads of Agreement, effective as of December 23, 1997, among F. Hoffmann-LaRoche Ltd., Hoffmann-LaRoche Inc. and Progenics Pharmaceuticals, Inc.